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                       SUPPLEMENT DATED NOVEMBER 1, 1996
                        TO PROSPECTUS DATED MAY 1, 1996


Effective November 1, 1996, the optional features of telephone transfers and automatic asset rebalancing have been added to your variable life insurance policy or variable annuity contract. The following information is added to the Special Transfer and Conversion Rights section of the prospectus for your variable life insurance policy and to the Transfer Privilege section of the prospectus for your variable annuity contract:

Telephone Transfers. Transfers will be made based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization is provided to the Company. The Company reserves the right to suspend telephone transfer privileges at any time, for any class of policies or contracts, for any reason.

The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. The Company, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures the Company will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction and making a tape-recording of the instructions given by telephone.

Automatic Asset Rebalancing. Automatic asset rebalancing is a feature which, if elected, authorizes periodic transfers of policy or contract values among the separate accounts or subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may occur at the time of application or at any time after the policy or contract is issued by properly completing the election form and returning it to the Company. The election may be revoked at any time. Rebalancing may be done quarterly or annually, except that rebalancing under the Options policy may only be done annually. Rebalancing will not occur when the total value in the separate accounts or subaccounts is less than $1,000. The Company reserves the right to suspend automatic asset rebalancing at any time, for any class of policies or contracts, for any reason.